Exhibit 99.1

Positioned for Growth

1 Forward-Looking Statements Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In our filings under federal securities laws, including annual, periodic, and current reports, we identify important factors that could cause ResCare’s actual results to differ from those anticipated in forward-looking statements. Please refer to the discussion of those factors in our filed reports. These forward-looking statements speak only as of this date. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect the events or circumstances after today or to reflect the occurrence of unanticipated events.

2 Assisting People to Reach Their Highest Level of Independence Mission Statement We are dedicated and caring people who form a company providing excellent human services that enhance the lives of individuals. With efficiency and effectiveness, we strive to provide the highest measurable quality supports for the people and organizations we serve, our employees, our shareholders and our communities. We serve with skill, compassion, respect and care. Respect Care

3 Expanding Our Services Intellectual Disability Developmental Disability Home Care Employment Training Job Corps 1976 Present Day Alternative Education Present Day Rest Assured Pharmacy Alternatives Diversified Service Offerings

Extending Our Footprint



WA
OR
ID
NV
CA
UT
AZ
CO
NM
NE
KS
OK
TX
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NJ
MD
Washington, D.C.
Niagara-on-the-Lake, Ontario, Canada
HI
PR

International Locations	
▪ Canada	▪ Germany
▪ United Arab Emirates	▪ Bahrain
▪ Netherlands	▪ U.K.

Stats
▪ Over 46K employees
▪ Serving 1M people annually

ResCare

4

5 Community Services Group (CSG) 34 States and Canada Over 40K Employees Operating Margins of 10.3% LTM Revs of $1.2B 34K People Served Monthly Primary populations: Developmental (DD) & Intellectual Disability (ID) Youth Elderly Acquired brain injury

6 CSG – Lines of Business 200 Core Offices 3,450 Group Homes Intellectual & Developmental Disabilities 164 Branches Home Care Pharmacy Alternatives Rest Assured 8 States 7 States & 133 Served Growth Opportunity $77B Market 20K ID/DD Served 500K ID/DD in $44B Funded Market Serving DD Population LTM Revs $329M LTM Revs of $778M 19K Employees 20K Served LTM Revs of $42M 20K Employees 31 States

7 CSG – Payor and Business Mix 87% 6% 5% 2% Medicaid/Other Gov't Private Pay Insurance Commercial/Other Mgmt./Contract Services Payor Mix Diversifying service offerings will reduce reliance on Medicaid 70% 3% 26% 1% Intellectual / Developmental Disability Home Care Pharmacy Alternatives Rest Assured Business Mix

8 Employment Training Services Group (ETSG) $80B U.S. Mkt. Operating Margins of 6.6% LTM Revs of $439M We provide job training and employment placement to assist people entering or re-entering the workforce United States

9 Employment Training Services Group (ETSG) – International We provide job training and employment placement to assist people entering or re-entering the workforce $88B International Mkt. 15 Locations in U.K 9 Locations in Netherlands and Germany Note: Two additional international locations include Bahrain and Dubai. New Developments Awarded five sub-contracts in U.K. Five-year term Two-year renewal option 15 training centers $90M in revenues over contract period International Expansion

10 ETSG – Lines of Business 290 Sites in 23 States and DC 190 Contracts ($8K - $33M) Operating Margins of 8% 15K Job Placements Monthly LTM Revs of $231M Arbor – Education & Training 3,300 Employees WIA (DOL Funding) Adult & Dislocated Worker Youth TANF / Welfare (HHS Funding) Child Care Services Foster Care Corrections-to-Work Note: Department of Labor (DOL). Health & Human Services (HHS).

11 ETSG – Lines of Business 16 Centers in 8 States and PR LTM Revs of $155M Serving 12K Students Annually We provide educational and vocational skills training to assist 16 – 24 year old disadvantaged youth Operating Margins of 7% $1.7B Market Job Corps 1,962 Employees

12 ETSG – Lines of Business 23 Schools in 6 States Serving 6,500 Youths LTM Revs of $27M ResCare partners with a variety of public and private entities to provide education to our youth. Our facilities include private and charter schools. Alternative Education

13 ETSG – Payor and Global Business Mix 6% 2%2%1% 57% 32% Department of Labor & HHS Dept. of Labor International School Districts Other Gov't Private Pay Payor Mix Opportunity for international and domestic growth

14 Acquisition Market 9,000 5,000 Home Care Providers ID/DD Providers Fragmented Market 43% 50% Home Care ID/DD Active Pipeline Attractive Market Valuation Multiples 3.0x 5.0x Pro Forma EBITDA

15 Acquisition Summary $20 $58 $42 $117 $80 2005 2006 2007 2008 YTD 2009 $46 $72 $51 $246 $130 2005 2006 2007 2008 YTD 2009 14 16 19 13 12 2005 2006 2007 2008 YTD 2009 Capital Deployed Annualized Revenue Acquired Number of Deals We have years of acquisition experience (in millions) (in millions)

16 Historical – Income Statement $21 $37 $44 $51 $47 2005 2006 2007 2008 LTM 2009 Net Income2 (in millions) $1,047 $1,302 $1,433 $1,544 $1,587 2005 2006 2007 2008 LTM 2009 Revenue1 (in millions) $68 $101 $107 $120 $114 2005 2006 2007 2008 LTM 2009 Consolidated Adj. EBITDA & Margin2 (in millions) 12.4% 11.5% 11.7% 11.3% 7.0% 7.1% 7.2% 7.2% 7.9% 9.6% 11.2% 8.8% 2006 2007 2008 LTM 2009 CSG JC ETS Segment EBITDA Margin2 7.7% 7.5% Margin 6.5% 7.8% 7.2% Margin Margin Margin Margin Note: 1Eighteen consecutive years of revenue growth. 2Excluding a $20.3M charge to increase Company legal reserves in 2Q08. CAGR of 11%

17 Historical Deleveraging – Lowering Risk Note: 1 EBITDA / EBITDAR does not include non-recurring legal charge of $20.3M. 2Net Interest includes income. 3Adj. Total Debt includes rent expense at a 6.0x multiple. 2004 2005 2006 2007 2008 LTM 2009 Debt / EBITDA1 2.8x 2.3x 2.1x 2.1x 2.2x EBITDA1 / Net Interest2 2004 2005 2006 2007 2008 LTM 2009 EBITDAR1 / (Net Interest2 + Rent) 1.8x 2.2x 2.3x 2.2x 2.3x 1.8x 2.2x 2004 2005 2006 2007 2008 LTM 2009 3.3x 3.9x 5.6x 5.8x 6.3x 6.4x 2004 2005 2006 2007 2008 LTM 2009 4.0x 3.2x 3.0x 3.4x 3.4x Adj. Total Debt3 / EBITDAR1 3.3x

18 Key Global Investment Highlights Market Leader with Stable Cash Flows Consistent Revenue Growth and Profitability Strong Financial Position International and Domestic Growth Robust Acquisition Pipeline 2 3 4 5 6 Mission Driven Human Services Organization Providing Needed Services to Populations With Strong Demographics and Growing Markets 1

Positioned for Growth